UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST REPORTED EVENT - NOVEMBER 2, 2005


                        XL GENERATION INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


            NEVADA                       333116045              20-0909393
-------------------------------        ------------       ----------------------
(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)       Identification Number)


                           460 SAINT-GABRIEL, SUITE 21
                        MONTREAL, QUEBEC, CANADA H2Y 2Z9
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (514) 397-0575
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 2, 2005, XL Generation International Inc., replaced its independent auditor, Malone & Bailey, PC.

During the Company's two most recent fiscal years, the opinion of Malone & Bailey, PC, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has provided Malone & Bailey, PC, with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission") and has received a letter addressed to the Commission stating that they agree with the statements made by the Company in response to this Item 4.01, attached hereto as Exhibit 16.1.

Effective as of November 2, 2005, the Company has retained Paritz & Company, P.A., as its independent auditor.

The Company's Board of Directors has approved these actions by unanimous written consent.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)   Exhibits.

Exhibit No.       Description of Exhibits
-----------       -----------------------

Exhibit 16.1 Letter of Malone & Bailey, PC to the Commission, dated as of November 2, 2005.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         XL GENERATION INTERNATIONAL INC.
Dated: November 8, 2005


                                         By: /s/ Alain Lemieux
                                             -----------------------------------
                                             Name:  Alain Lemieux
                                             Title: President, Chief Executive
                                                    Officer, and Director


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